Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V,

Ameritas Variable Separate Account VA-2,

Carillon Account and Carillon Life Account

Supplement to:

Corporate Benefit VUL, Overture Applause!,

Overture Applause! II, Overture Bravo!, Overture Encore!,

Overture Viva!, and Overture Annuity III-Plus

Prospectuses Dated May 1, 2007

Excel Choice and Executive Edge

Prospectuses Dated November 5, 2007

Protector hVUL and Excel Accumulator

Prospectuses Dated May 1, 2008

Overture Annuity II, Overture Annuity III,

Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Excel Performance VUL (NY)

Prospectus Dated May 1, 2010

Advantage VA III

Prospectus Dated May 1, 2012

Overture Medley®

Prospectus Dated May 1, 2016

Excel Performance VUL

Prospectus Dated May 1, 2019

Overture Ovation!, Medley!

and Ameritas Performance II VUL

Prospectuses Dated May 1, 2026

Supplement Dated July 2, 2026

On or about June 15, 2026, Nomura Corporate Research and Asset Management Inc. ("NCRAM") was added as a sub-advisor to Nomura VIP Balanced Series (the "Fund").

Therefore, effective June 15, 2026, NCRAM is added as a sub-advisor for the Fund in the list of Portfolio Companies Available Under the Policy.

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2965 07-26